Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated July 27, 2017 to the
GMO Series Trust Prospectus, dated June 30, 2017

GMO Emerging Countries Series Fund

The Board of Trustees of GMO Series Trust (the “Trust”) has authorized GMO Emerging Countries Series Fund (the “Fund”) to redeem in full its investment in GMO Emerging Countries Fund (“ECF”), a series of GMO Trust, and use the proceeds to purchase shares of GMO Emerging Markets Fund (“EMF”), a series of GMO Trust. Contemporaneously, the Fund will change its name to “GMO Emerging Markets Series Fund.” These changes will become effective on or after August 29, 2017 (the “Effective Date”). Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) will bear any purchase premiums associated with the Fund’s initial purchase of EMF shares (following its redemption from ECF). The Fund will bear any purchase premiums and redemption fees on its subsequent purchases and sales of EMF shares.

As of the Effective Date, all references to the Fund in the Prospectus are revised to reflect the Fund’s new name and the following additional changes are made to the Prospectus:

The sections appearing on page 49 of the Prospectus captioned “Fees and expenses,” “Annual Fund operating expenses,” and “Example,” relating to the Fund are replaced with the following:

GMO Emerging Markets Series Fund

(formerly known as GMO Emerging Countries Series Fund)

Fees and expenses

The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.80%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	0.80%[1]

Annual Fund operating expenses2

(expenses that you bear each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6	Class PS
Management fee[3]	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None	None %
Administration fee	0.05%	0.05%	0.05%	0.20%[5]
Other expenses	0.24%	0.24%	0.24%	0.24%
Acquired fund fees and expenses[6]	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.30%	1.15%	1.05%	1.20%
Expense reimbursement[7]	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total annual fund operating expenses after expense reimbursement	1.24%	1.09%	0.99%	1.14%

1 These amounts are paid to and retained by GMO Emerging Markets Fund (“EMF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The information in this table and in the Example below has been restated to reflect current fees based on the Fund’s investment in EMF and includes the fees and expenses of both the Fund and EMF.

3The amount reflects the management fee paid by EMF. The Fund does not charge a management fee, but indirectly bears the management fee paid by EMF. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reduce its management fee paid by EMF to 0.65% through June 30, 2018. This reduction may not be terminated prior to this date without the action or consent of the GMO Trust Board of Trustees.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 Includes compensation paid to GMO for bearing expenses of sub-transfer agency, recordkeeping and related administrative services.

6 These indirect expenses include commissions paid to brokers by EMF for executing transactions in unaffiliated underlying funds (“transaction fees”). Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were 0.01% and less than 0.01%, respectively.

7GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both EMF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$288	$582	$898	$1,795	$205	$493	$803	$1,681
Class R5	$273	$536	$820	$1,629	$190	$447	$724	$1,513
Class R6	$263	$505	$767	$1,516	$180	$416	$671	$1,400
Class PS	$278	$551	$846	$1,684	$195	$463	$750	$1,570

In addition, on pages 49-50 of the Prospectus, in the section captioned “Principal investment strategies,” the first and second paragraphs are replaced with the following:

The Fund invests substantially all of its assets in GMO Emerging Markets Fund (“EMF”), a series of GMO Trust not offered in this Prospectus. EMF invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of EMF. Except as otherwise indicated, references to the Fund may also refer to EMF, and references to actions undertaken or investments held by the Fund may also refer to those by EMF. GMO serves as investment adviser for both the Fund and EMF.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets. In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that GMO believes are likely to benefit from growth in the emerging markets. GMO expects that the Fund will have a value bias relative to its benchmark.

In addition, on pages 50-51 of the Prospectus, in the section captioned “Principal risks of investing in the Fund,” the first paragraph and the bullet point captioned “Fund of Funds Risk” are replaced with the following, respectively:

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in EMF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through EMF, which include those outlined in the following brief summary of principal risks. EMF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EMF may affect EMF’s performance more than if EMF were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in EMF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of EMF.

• Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in EMF and the underlying funds in which it invests (including ETFs), including the risk that EMF and those underlying funds will not perform as expected.

Also as of the Effective Date, on page 52 of the Prospectus, the section captioned “Performance” is revised to reflect that (i) the effect of purchase premiums and redemption fees paid by the Fund to EMF are not reflected in the bar chart or table for periods prior to the Effective Date, and if the effect of these payments were reflected, returns for periods prior to the Effective Date would be less than those shown; (ii) as of the Effective Date, the Fund changed its principal investment strategies from investing substantially all of its assets in ECF to investing substantially all of its assets in EMF, and performance of the Fund for periods prior to the Effective Date reflects the Fund’s principal investment strategies and annual operating expenses that were in effect at that time and may have been different had the Fund’s revised principal investment strategies and annual operating expenses been in effect; and (iii) updated performance information for the Fund and EMF is available at www.gmo.com.

Also as of the Effective Date, on page 65 of the Prospectus in the sub-section captioned “Definitions” of the section captioned “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses,” the clause numbered “(ii)” is replaced with the following:

(ii) each of the terms “emerging countries” and “emerging markets” (except in the case of Emerging Markets Series Fund, which has a separate definition in its Fund summary) means the world’s less developed countries;

Also as of the Effective Date, (i) all remaining references in the Prospectus to “GMO Emerging Countries Fund” (except on pages 66 and 83) and “ECF” are replaced with “GMO Emerging Markets Fund” and “EMF,” respectively; (ii) on page 66 of the Prospectus in the section captioned “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses,” GMO Emerging Countries Fund is removed from the list of GMO Funds; and (iii) the sub-section captioned “Management fees” of the section captioned “Management of the Trust” on page 83 of the Prospectus is revised to remove the information regarding GMO Emerging Countries Fund and reflect that EMF paid GMO a management fee equal to 0.73% of EMF’s average daily net assets (after waivers and/or reimbursements) for each class of shares during its fiscal year ended February 28, 2017.

Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated July 27, 2017 to the
GMO Series Trust Statement of Additional Information, dated June 30, 2017

GMO Emerging Countries Series Fund

The Board of Trustees of GMO Series Trust (the “Trust”) has authorized GMO Emerging Countries Series Fund (the “Fund”) to redeem in full its investment in GMO Emerging Countries Fund (“ECF”), a series of GMO Trust, and use the proceeds to purchase shares of GMO Emerging Markets Fund (“EMF”), a series of GMO Trust. Contemporaneously, the Fund will change its name to “GMO Emerging Markets Series Fund.” These changes will become effective on or after August 29, 2017 (the “Effective Date”).

As of the Effective Date, all references to the Fund in the Statement of Additional Information (“SAI”) are replaced with the Fund’s new name and all references to the Fund’s Institutional Fund are replaced with GMO Emerging Markets Fund.

In addition, the section captioned “Description of the Trust and Ownership of Shares” on page 137 of the SAI is amended to reflect that prior to the Effective Date, Emerging Markets Series Fund was known as “GMO Emerging Countries Series Fund.”